RICHARD D. SURBER
                                Attorney at Law*
                               268 West 400 South
                                    Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8073

                                                    *Admitted only in California

                                   May 1, 2000

                                                RE: Settlement of Fees Agreement

Mr. Bruce Stuart
Staruni Corporation
1642 Westwood Blvd.

Los Angeles, California 90024

Mr. Stuart

         Due to the number hours that have been incurred to complete the Form 10SB and its subsequent comments, we will need to renegotiate the fee for services. The standard time that is allocated to a client for completion of a Form 10SB and all comments is 100 hours. Myself and the support staff have spent 150 hours to date on this form and it will still require additional hours to complete. I propose the following additional terms be added to the fee agreement for the completion of the Form 10SB and amendments thereto.

1. The Company shall issue to Myself and staff members a total of 300,000 shares of the Company's no par value common stock pursuant to the Company's Employee Benefit Plan.

2. Payment of this fee paid by you shall cover all hourly and expense cost that have been, or will be incurred for the preparation and filing of the Form 10-SB for Staruni Corporation and the preparation and filing of the amendment to Form 10-SB wherein the financial

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         statements  were updated to include the first quarter of the year 2000, ending March 31, 2000.

Sincerely,


/s/Richard D. Surber
Richard D. Surber, Esq

         I agree to the terms outlined in this letter and acknowledge that fulfillment of these terms will serve as payment of all debts, as set forth herein, owed to Richard D. Surber, Esq.

Staruni Corporation


/s/Bruce Stuart
Bruce Stuart, CEO                                             Date 5/1/00












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